UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2010

FLEETWOOD ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-7699 (Commission File No.)	95-1948322 (IRS Employer Identification No.)

3125 Myers Street, Riverside, California 92503-5527

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (951) 351-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR   240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR   240.13e-4(c))

Item 8.01               Other Events

As previously disclosed, on March 10, 2009, the Company and certain of its direct and indirect subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions for reorganization relief under the provisions of chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Central District of California, Riverside Division.  The Debtors bankruptcy case is being jointly administered under Case Number 09-14254-MJ (the “Bankruptcy Case”).

On January 20, 2010, the Company filed its monthly operating report for the period beginning on November 23, 2009 through December 20, 2009 (the “December Monthly Operating Report”), with the United States Trustee for the Central District of California, Riverside Division (the “United States Trustee”) pursuant to Article III of The United States Trustee’s Notice of Requirement For Chapter 11 Debtors In Possession, as revised April 2008.  The December Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding December Monthly Operating Report

The information contained in the December Monthly Operating Report is preliminary and subject to revision, and the Company cautions readers not to place undue reliance upon this information.  The December Monthly Operating Report contains financial information that has not been audited or reviewed by independent registered accountants, and is not in accordance with U.S. generally accepted accounting principles.  The information contained in the December Monthly Operating Report has been prepared in accordance with applicable provisions of the Bankruptcy Code and is not intended to be used for investment purposes.  Results set forth in the December Monthly Operating Report should not be viewed as indicative of future results.

Item 9.01               Financial Statements and Exhibits.

(d)               Exhibits

Exhibit No.	Description
99.1	Monthly Operating Report for the period beginning on November 23, 2009 through December 20, 2009.

Safe Harbor Statement:

This 8-K and the exhibit incorporated herein by reference may contain or contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Company’s financial condition, results of operations and business that is not historical information. As a general matter, forward-looking statements are those focused upon future or anticipated events or trends and expectations and beliefs relating to matters that are not historical in nature. The words “believe,” “expect,” “plan,” “intend,” “estimate,” or “anticipate” and similar expressions, as well as future or conditional verbs such as “will,” “should,” “would,” and “could,” often identify forward-looking statements.  The Company believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain, and the Company may not realize its expectations and its beliefs may not prove correct.  These forward-looking statements are subject to various risks and uncertainties, including without limitation (i) the Company’s ability to manage its business as a debtor-in-possession pursuant to the provisions of the Bankruptcy Code and liquidate all of its remaining assets for distribution to creditors, (ii) the potential adverse impact of the Bankruptcy Case on the Company’s liquidity or results of operations and (iii) risks associated with third parties seeking and obtaining bankruptcy court approval to convert the Bankruptcy Case to a chapter 7 case.

Except as required by law, the Company assumes no obligation to update these forward-looking statements to reflect actual results, changes in risks, uncertainties or assumptions underlying or affecting such statements, or for prospective events that may have a retroactive effect.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEETWOOD ENTERPRISES, INC.

Date: January 21, 2010	BY:	/s/ Leonard J. McGill
Leonard J. McGill
Senior Vice President, Corporate Development, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Monthly Operating Report for the period beginning on November 23, 2009 through December 20, 2009.